                                                                      Exhibit 99

                         Form 4 Joint Filer Information

Name:                                  Gary R. Petersen

Address:                               1100 LOUISIANA STREET, SUITE 4900
                                       HOUSTON, TX 77002

Designated Filer:                      HALRES LLC

Issuer & Ticket Symbol:                HALCON RESOURCES CORP [HK]

Date of Event Requiring Statement:     05/06/2015

Signature:                             /s/ Gary R. Petersen
                                       ------------------------------

Date:                                  05/08/2015

Name:                                  D. Martin Phillips

Address:                               1100 LOUISIANA STREET, SUITE 4900
                                       HOUSTON, TX 77002

Designated Filer:                      HALRES LLC

Issuer & Ticket Symbol:                HALCON RESOURCES CORP [HK]

Date of Event Requiring Statement:     05/06/2015

Signature:                             /s/ D. Martin Phillips
                                       ------------------------------

Date:                                  05/08/2015

Name:                                  Robert L. Zorich

Address:                               1100 LOUISIANA STREET, SUITE 4900
                                       HOUSTON, TX 77002

Designated Filer:                      HALRES LLC

Issuer & Ticket Symbol:                HALCON RESOURCES CORP [HK]

Date of Event Requiring Statement:     05/06/2015

Signature:                             /s/ Robert L. Zorich
                                       ------------------------------

Date:                                  05/08/2015